The Stock Option Plan

                                       Of

                            R-Tec Technologies, Inc.

            1. Name and Purpose. This Plan shall be known as THE STOCK OPTION PLAN OF R-TEC TECHNOLOGIES, INC. (the "PLAN"). The purpose of the Plan is to advance the interests of R-TEC Technologies, Inc. (the "COMPANY") by providing material incentive for the continued services of key employees and directors and by attracting able executives to employment with and to serve on the Board of Directors of the Company.

            2. Administration. The Plan shall be administered by the Stock Option and Compensation Committee of the Board of Directors (the "Committee"), consisting of at least two directors, each of whom is a "disinterested person" as defined in Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission pursuant to Section 16b of the Securities exchange Act of 1934 (the "Exchange Act"), if applicable. The Committee may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration and interpretation of the Plan, and make such determination and take such action in connection therewith or in relation to the Plan as it deems necessary or advisable, consistent with the Plan. All approvals and major decisions in connection with the Plan, including but not limited ot he designation of employees and directors to participate in the Plan, the number of shares to be awarded to each participant, and amendment of the Plan, shall be made by the Committee; provided however, the number of shares for which options may be granted pursuant to the Plan shall be determined by the Board of Directors of the Company from time to time. Any action taken by the Committee with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding on all parties. The Plan may be terminated by the Board of Directors of the Company at any time.

            3. Eligibility. Regular full-time employees of the Company who are key executives or other key salaried employees, including officers and directors of the Company shall be eligible to participate in the Plan. Those directors who are not regular employees of the Company are also eligible to participate in the Plan. Such employees and directors are hereinafter referred to as "Participants."

            4. Shares Subject to the Plan.

            (a) The shares to be issued and delivered by the Company upon exercise of options granted under the Plan are the Company's shares of common stock, $.00001 par value per share ("Shares"), which may be either authorized but unissued shares of treasury shares.

            (b) The initial aggregate number of Shares of the Company which may be issued under the Plan shall not exceed One Million (1,000,000) shares; provided however, such number shall be subject to the adjustment provided in Paragraph 10 in the event of stock splits, stock dividends, exchanges of shares or the like occurring agter the effective date of the Plan, and subject to any increase or decrease in the said number of shares as determined by the Board of Directors of the Company, pursuant to Paragraph 11 below. No option may be granted, or shares issued, under this Plan which could cause such maximum limit to be exceeded.

            (c) Shares covered by an option which is no longer exercisable with respect to such shares, or Shares which have been resold to the Company, shall again be available for issuance under this Plan, except to the extent prohibited under Rule 16b-3, if applicable.

            5. Grant of Options. After the designation by the Board of Directors of the Company of the total number of shares currently eligible for which options may be granted hereunder, then upon the recommendation of the CEO, the Committee may from time to time, in its discretion and subject to the provisions of the Plan, grant options to acquire Shares to Participants. Participants to whom options have been granted are herein referred to as "Optionees". Each option shall be embodied in a Notice of Grant of Option executed by the Company advising the Optionee of the grant and its terms and conditions ("Notice of Grant" attached as Exhibit A), and the Notice of Exercise of Option and Agreement signed by the Optionee and the Company providing that the option shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan ("Notice of Exercise" attached as Exhibit B).

            6. Terms and Conditions of Option. All option granted under the Plan shall contain such terms and conditions as the Committee from time to time determines, subject to the foregoing and following limitations and requirements.

            (a) Option price. The option price per share for any option granted under the Plan shall be not less than 100% of the fair market value of the Shares on the date the option is granted, as determined by the Board of Directors of the Company, with the assistance of qualified appraisers and/or independent auditors and accountants, as deemed appropriate in the judgement of the Board of Directors.

            (b) Period within which option may be exercised. The period of each option shall be fixed by the Committee, but no Option may be exercised after the expiration of ten years from the date the option is granted. The Committee may, in its discretion, determine as a condition of any option, that all or a stated percentage of the Shares covered by such option shall become exercisable in installments or otherwise, only after the completion of a specified service requirement by the Optionee. Notwithstanding the foregoing, no option may be exercised by an officer or director of the Company who is subject to section 16(b) of the Exchange Act within six months from the date such option was granted, if applicable. Unless otherwise specified in the Notice of Grant of Option, the option shall be exercisable one-fifth each year for a period of five years from the date after the date of grant and no option being exercisable more than ten years after the date of grant.

            (c) Termination of option by reason of termination of employment or services as director. Unless the Committee in its discretion determines otherwise, if an Optionee's employment with the Company terminates or the service of an Optionee on the Board of Directors who is a Participant solely as a member of the Board of Directors terminates, for any reason other than death or disability, all options granted under this Plan to such Optionee shall immediately terminate. In the event of the death of disability of the Optionee, any remaining options shall terminate if not exercised before the expiration of ninety (90) days after the death or disability, if the Optionee was employed by the Company or a member of the Board of Directors of the Company at the time of the Optionee's death or the commencement of disability. Disability as used herein shall have the meaning as provided in Section 7 of the Stockholders Agreement.

            (d) Non-transferability. Each option and all rights thereunder shall be exercisable during the Optionee's lifetime only by Optionee and shall be non-assignable and non-transferable by the Optionee except in the event of the Optionee's death, as provided herein. In the event of the death of an Optionee, the representative or representatives of the Optionee's estate, or the person or persons who acquired ( by bequest or inheritance) the rights to exercise the Optionee's options in whole or in part prior to the expiration of the applicable exercise period, may exercise said option as specified in Paragraph (c) above.

            (e) More than one option granted to an Optionee. More than one option may be granted to an Optionee under this Plan.

            (f) Compliance with securities laws. Option granted and shares issued by the Company upon exercise of options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

            (g) Modification or Cancellation of Option. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee or Optionees, the modification of the terms of any Notice of Exercise (subject to the limitations hereof), including the acceleration of the exercisability of any option for any reason, or the cancellation of any or all outstanding options granted under this Plan. In substitution for cancelled options, the Committee may grant new options (subject to the limitations hereof) covering the same or different numbers of Shares at an option price per share in all events not less than fair market value on the date of the new grant.

            (h) Change of Control. All outstanding options shall become immediately exercisable upon a Change of Control Event. A Change of Control shall include (i) any purchase of Common Stock pursuant to a tender offer or exchange offer for 51% or more of the stock, other than to a Permitted Transferee, as defined in the Stockholders Agreement (other than by the Company or its subsidiaries), (ii) a change in 51% or more of the beneficial ownership of the combined voting securities of the Company, other than to a Permitted Transferee, as defined in the Stockholders Agreement, or (iii) approval by Company stockholders of a consolidation, a merger in which the Company does not survive, or the sale of substantially all of the Company's assets or the assets of a principle subsidiary.

            (i) Nonqualified Options. The options granted hereunder shall not be considered statutory or incentive stock options under S421 or S422 of the Internal Revenue Code.

            7. Method of Exercise. An option granted under this Plan may be exercised by written notice to the Committee, signed by the Optionee, or by such other person as is entitled to exercise such option in the form attached hereto as Exhibit B, the Notice of Exercise. The Notice of Exercise shall state the number of Shares in respect of which the option is being exercised, and shall either be accompanied by the payment of the full option price from such shares, or shall fix a date (not more than ten business days for the date of such notice) for the payment of the full option price of the Shares being purchased. A certificate or certificates for the Shares of the Company purchased through the exercise of an option shall be issued in regular course after the exercise of the option any payment in full therefore. During the option period no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a stockholder with respect to any Shares issuable upon exercise of such option until certificates representing such Shares shall have been issued and delivered.

            8.  Restrictions Applicable to Shares.

            (a) The shares purchased by the Optionee hereunder shall be subject to the terms and provisions of the Stockholders Agreement, which requires the Optionee to offer the shares to the Company at specified prices in certain events, including the termination of the Optionee's employment with the Company.

            (b) Upon the award of Shares, payment of the purchase price, certificates representing the Shares shall be issued to the Optionee.

            9. Change of Control. Upon a Change in Control Event (as defined in Paragraph 6 (h) ), the options for all Shares shall be fully exercisable and all Shares acquired hereunder shall be fully vested.

            10. Share Adjustments. In the event there is any change in the Company's Shares resulting from stock splits, stock dividends, combinations or exchange of shares, or other similar capital adjustments, equitable proportionate adjustments shall automatically be made without further action by the Committee in (i) the number of Shares available for award under this Plan,
(ii) the number of Shares subject to options granted under this Plan, and (iii) the option price of optioned Shares.

            11. Amendment or Termination. The Committee may terminate this Plan at any time, and may amend the Plan at any time or from time to time: provided , however, that any amendment that would increase the aggregate number of shares that may be issued under the Plan, materially increase the benefits accruing to employees or directors under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the Company stockholders to the extent required by Rule 16b-3, if applicable, other applicable laws or any other governing rules or regulations except that such increase or modification that may require such approval. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms.

            12. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable Securities
Acts) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of Shares under the terms of the Plan, so long as the Company acts in good faith.

            13. Tax Withholding. Any grant of an option hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company and the Optionee of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the Shares thereby acquired and all such additional taxes or amounts as determined by the Committee in its discretion, including, without limitation, the right of the Company or any subsidiary thereof to receive transfers of Shares or other property from the Optionee or to deduct or withhold in the form of shares from any transfer to an Optionee, in such amount or amounts deemed required or appropriate by the Committee in its sole and absolute discretion.

            14. Section 83 (b) Elections. An Optionee who files an election with the Internal Revenue Service under S83 (b) of the Internal Revenue Code to include the fair market value of any option granted hereunder upon the exercise of the option in gross income shall promptly furnish the Company with a copy of such election together with the amount any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

            15. Implied Consent. Every optionee, by acceptance of an option under this Plan, shall be deemed to have consented to be bound, on the Optionee's own behalf and on behalf of the Optionee's heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

            16. No Effect on Status as Employee or Director. The Fact that an employee or director has been granted an option under this Plan shall not limit or otherwise qualify the right of the Company to terminate the employment of the Optionee or the services of the Optionee as a director at any time.

     17. Duration and Termination of the Plan. The Plan shall become effective on the date hereof, as approved and adopted by the Stockholders of the Company, and shall continue until terminated as provided herein.

     18. New Jersey Law to Govern. This Plan shall be construed and administered in accordance with and governed by the laws of the State of New Jersey.


     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer this _____ day of April, 1999.



ATTEST:                                         R-TEC TECHNOLOGIES, INC.

_____________________________                   By:___________________________
                                                   Philip Lacqua
                                                   President

                                    EXHIBIT A

                            NOTICE OF GRANT OF OPTION

                                      UNDER

                              THE STOCK OPTION PLAN

                                       OF

                            R-TEC TECHNOLOGIES, INC.

OPTIONEE:  _______________________________

DATE:           _______________________________

FROM:          R-TEC Technologies, Inc.

RE:                    Grant of Stock Option

            R-TEC Technologies, Inc. (The "Company") hereby grants to the Optionee the option to purchase ______ shares of common stock of the Company at the price of $_______ per share, for a total of $________, pursuant to the terms and conditions contained in The Stock Option Plan adopted by the Company and dated ___________, 1999. Such options are exercisable as follows:

(1) One-fifth thereof at any time after one year from the date hereof;

(2) One-fifth thereof, plus any options not exercised under paragraph (1) above, at any time after two years from the date hereof;

(3) One-fifth thereof, plus any options not exercised under paragraphs (1) or
(2) above, at any time after three years from the date hereof;

(4) One-fifth thereof, plus any options not exercised under paragraphs (1), (2) or (3) above, at any time after four years from the date hereof;

(5) One-fifth thereof, plus any options not exercised under paragraphs (1), (2),
(3) or (4) above, at any time after five years from the date hereof;

(6) With all unexercised options hereunder expiring ten years from the date thereof.

The exercise of the within options shall be made by the filing of a Notice of Exercise of Stock Option with the Company, in the form attached hereto.

                      R-TEC TECHNOLOGIES, INC.

                      By:_________________________________

                                  Philip Lacqua

                                    President

                                    EXHIBIT B

                          NOTICE OF EXERCISE OF OPTION

                                  AND AGREEMENT

                                      UNDER

                              THE STOCK OPTION PLAN

                           OF R-TEC TECHNOLOGIES, INC.

OPTIONEE:______________________________

DATE:   ______________________________

FROM:        R-TEC Technologies, Inc.

RE:          Exercise of Stock Option

            I hereby elect to exercise the option granted to me to purchase _______________ shares of stock of R-TEC Technologies, Inc. (the "Company") under the R-TEC Technologies, Inc. Stock Option Plan, dated _________, 1999, pursuant to the Notice of Grant of Option dated ________, attached hereto, at a price of $_________ per share for a total of $___________.

            Enclosed is a certificate check in the amount of $________ for the full purchase price payable to R-TEC Technologies, Inc.

            I hereby represent, warrant and covenant as follows:

            (a) Authority to Perform this Agreement. I have full power and authority to execute, deliver, and perform this Agreement.

            (b) Investment Representations and Warranties. I understand that the offer and sale of the stock of the Company is not registered with the Securities and Exchange Commission or the securities authority of any state or jurisdiction; but the offer and sale is made instead on reliance upon an exemption from registration commonly referred to as the "Private Placement Exemption". I understand that there is no public market for the sake or other transfer of the Company's stock is restricted by federal and state securities laws and by the terms if the offer and sale. I understand that I may be required to bear the economic risk of the investment indefinitely. I am acquiring the stock for investment for my own account and not for the purpose of resale, division, fractionalization, or distribution. I do not have present or foreseeable need for the case invested in the stock and, if I have borrowed all or portion of the cash so invested, I believe that I will have the ability to repay such borrowing without selling the stock.

            (c) Representations as to Value. I acknowledge that the Company makes no representation or warranty at to either the value of the shares purchased hereunder or the value of the assets and properties of the Company. I am not relying upon the Company with regard to such matters.

            (d) Acknowledgement as to Continued Employment or Services as Director. I acknowledge and agree that:

           (i)  neither the sale of the Purchased Shares to me nor any provision contained herein or in the Stockholders Agreement shall entitle me to remain in the employment of the Company or remain on the Board of Directors if the Company or affect the right of the Company to terminate my employment or my service on the Board of Directors at any time for any reason; and

                        (ii) except as may be required by law, the Company shall
            have no duty or obligation to disclose to me, and I shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with the repurchase of shares purchased hereunder upon the termination of my employment with the company or service on the Board of Directors of the Company or as otherwise provided hereunder.

                        (iii) if my employment with the Company terminates or my
            service on the Board of Directors terminates, for any reason other than my death or disability, all options granted under this Plan to be shall immediately terminate. In the event of my death or disability, any remaining options shall terminate if not exercised before the expiration of ninety (90) days after my death or the commencement of disability. Disability as used herein shall have the meaning as provided in Paragraph 7 of the Stockholders Agreement.

                        (iv) if I am granted the within option to purchase
            shares of stock of the Company as an employee of the Company, then I agree that in the vent my employment is terminated for any reason other than my death or disability, then the terms and conditions of Paragraph 9 of the Stockholders Agreement shall apply to said stock.

                        (v) if I am granted the within option to purchase shares
            of stock of the Company solely as a Director of the Company, then I agree that in the event my services as a Director are terminated for any reason other than my death or disability, then upon the termination of my said services as director, I shall be deemed to have offered to sell my stock to the Company and the Stockholders therein pursuant to the terms and conditions of Paragraph 5 of the Stockholders Agreement.

            (e) Terms of the Stock Option Plan. I hereby exercise the option granted to me under The Stock Option Plan and acknowledge that this option and the stock acquired hereunder is subject to the terms and provisions of The Stock Option Plan.

            (f) Stockholders Agreement. I hereby agree to execute an agreement to be a party to the Stockholders Agreement amount the Company and all stockholders therein contemporaneously with the execution of this document. My rights, duties and obligation in connection with my holding of the shares purchased hereunder, including but not limited to the obligation to offer the stock to the Company and the other stockholders in the event of the termination of my employment or my services as a director of the Company, or in the event I desire to dispose of the shares purchased hereunder, shall be subject to all the terms and conditions of the Stockbrokers Agreement.

                        IN WITNESS WHEREOF, I have hereunto set my hand and seal as of the day and year first above written.

            ATTEST                                  R-TEC TECHNOLOGIES, INC.

            By:__________________________        By:___________________________
            Name:                                Name:
            Title:                               Title:

            WITNESS                              OPTIONEE

            -----------------------------        ------------------------------
            Name:                                Name